

HIGHPEAK ENERGY

Investor Presentation – November 2019

Disclaimer

FORWARD-LOOKING STATEMENTS

The information in this presentation and in any oral statements made in connection herewith include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'). All statements, other than statements of present or historical fact included in this presentation, regarding the proposed merger of Pure Acquisition Merger Sub, Inc. ("MergerSub"), a Delaware corporation and wholly owned subsidiary of HighPeak Energy, Inc. ("HighPeak"), a Delaware corporation and wholly owned subsidiary of Pure Acquisition Corp., a Delaware corporation ("Pure"), into Pure and the proposed contribution of the partnership interests in HPK Energy, LP, a Delaware limited partnership ("HPK"), to HighPeak. HighPeak's and Pure's ability to consummate the transaction, including raising an adequate amount of equity and debt financing, the benefits of the transaction and HighPeak's future financial performance following the transaction, as well as Pure's and HighPeak's strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management of HighPeak and Pure are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, HighPeak and Pure disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. HighPeak and Pure caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either HighPeak or Pure, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, HighPeak's or Pure's ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, title defects and limited control over non-operated properties. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Pure's and HighPeak's expectations and projections can be found in Pure's periodic filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Pure's SEC Filings are available publicly on the SEC's website at www.sec.gov.

No Offer or Solicitation

This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information For Investors and Stockholders

In connection with the proposed business combination, HighPeak will file with the SEC a registration statement on Form S-4, which will include a prospectus of HighPeak and a proxy statement of Pure. Pure and HighPeak also plan to file other documents with the SEC regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of Pure. INVESTORS AND SHAREHOLDERS OF PURE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Pure and HighPeak once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement/prospectus by directing a request to: Pure Acquisition Corp., 421 W. 3rd St., Suite 1000, Fort Worth, Texas 76102, email: IR@highpeakenergy.com, Attn: Investor Relations.

Participants in the Solicitation

Pure, HighPeak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pure's shareholders in connection with the proposed transactions. Information about the directors and executive officers of Pure is set forth in Pure's Annual Report on Form 10-K which was filed with the SEC on February 8, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Additional Information About the Business Combination and Where to Find It

In connection with the proposed business combination, HighPeak will file a registration statement on Form S-4 and the related proxy statement/prospectus with the SEC. Additionally, Pure and HighPeak will file other relevant materials with the SEC in connection with the proposed merger of MergerSub into Pure and the proposed contribution of the partnership interests in HPK to HighPeak. The materials to be filed by Pure and HighPeak with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of Pure are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination.

Pure, HighPeak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of Pure's shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Pure's executive officers and directors in the solicitation by reading Pure's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Pure's and HighPeak's participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

Disclaimer (Cont'd)

RESERVE INFORMATION

Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact either HighPeak's or Pure's strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. Estimated Ultimate Recoveries, or "EURs," refers to estimates of the sum of total gross remaining proved reserves per well as of a given date and cumulative production prior to such given date for developed wells. These quantities do not necessarily constitute or represent reserves as defined by the SEC and are not intended to be representative of all anticipated future well results.

This presentation contains volumes and PV-10 values of our proved reserves and unproved resources. The SEC strictly prohibits companies from aggregating proved, probably and possible reserves in filings with the SEC due to the different levels of certainty associated with each reserve category. The SEC also prohibits companies from including resources that are not proved, probable and possible reserves in filings with the SEC. Investors should be cautioned that estimates of volumes and PV-10 values of resources other than proved reserves are inherently more uncertain than comparable measures for proved reserves. Further, because estimates of proved reserves and unproved resources have not been adjusted for risk due to this uncertainty of recovery, their summation may be of limited use.

USE OF PROJECTIONS

This presentation contains projections for HighPeak and Pure, including with respect to its EBITDA, net debt to EBITDA ratio, capital budget, free cash flow and operating margin as well as its production volumes. HighPeak's and Pure's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessary indicative of future results. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is subject to the qualifications presented herein) for purposes of providing comparisons with historical data. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if our assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside our control. Accordingly, there can be no assurance that the projected results are indicative of the future performance of Pure after completion of the transaction or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved.

USE OF NON-GAAP FINANCIAL MEASURES

This presentation includes non-GAAP financial measures, including EBITDA and free cash flow of HighPeak and/or Pure. HighPeak and Pure believe EBITDA and free cash flow are useful because they allow HighPeak and/or Pure to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. Neither HighPeak nor Pure consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of EBITDA and free cash flow may not be comparable to other similarly titled measures of other companies. HighPeak and Pure exclude certain items from net (loss) income in arriving at EBITDA because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as an indicator of operating performance. Certain items excluded from EBITDA are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of EBITDA. HighPeak and/or Pure's presentation of EBITDA should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. Both HighPeak and Pure exclude capital expenditures from its cash flows from operations in arriving at its free cash flow to provide an understanding of certain factors and trends affecting its cash flows and liquidity. Free cash flow does not represent the residual cash flow available for discretionary expenditures. Pure believes that free cash flow is useful to investors as a measure of the ability of its business to generate cash.

This presentation includes PV-10 and PVI-10, supplemental financial measures not presented in accordance with GAAP. PV-10 reflects the present value of estimated future net revenues to be generated from the production of provided reserves, determined in accordance with the rules and regulations of the SEC, without giving effect to non-property related expenses, discounted at 10% per year before income taxes. PVI-10 represents single well PV-10 plus DC&F costs, divided by DC&F costs. GAAP does not prescribe any corresponding measure for PV-10 or PVI-10 of reserves as of an interim date or on any basis other than SEC prices.

INDUSTRY AND MARKET DATA

This presentation has been prepared by HighPeak and Pure and includes market data and other statistical information from sources believed by HighPeak and Pure to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of HighPeak and Pure, which are derived from its review of internal sources as well as the independent sources described above. Although HighPeak and Pure believe these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness.

TRADEMARKS AND TRADE NAMES

HighPeak and Pure own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Pure or contributors, or an endorsement or sponsorship by or of HighPeak or Pure. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that HighPeak or Pure will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Transaction Summary

HIGHPEAK ENERGY

- In April 2018, Jack Hightower, HighPeak Pure Acquisition, LLC and certain of its affiliates (collectively, the "Sponsor") raised $414 million in the form of a Special Purpose Acquisition Company ("SPAC") called Pure Acquisition Corp. (NASDAQ: PACQ) ("Pure")
- Pure was established to take advantage of the existing dislocation in the energy markets and to identify an asset that could be a platform for significant potential compounded returns over the long-term
- Certain entities controlled by the Sponsor entered into a definitive agreement to acquire Grenadier Energy Partners II ("Grenadier"), a pure-play northern Midland Basin E&P Company for cash, equity and warrants
- Over the past two years, the Sponsor has entered into various lease acquisitions to assemble a ~50,000 acre position and, collectively with the Grenadier acquisition, has resulted in a ~73,000 acre contiguous position in the northern Midland Basin
- The Sponsor and Pure have signed the business combination agreement whereby the Sponsor's assets, rights to acquire Grenadier and cash are contributed in exchange for equity in a new parent entity named HighPeak Energy Inc. ("HighPeak") and Pure shares and warrants are exchanged for HighPeak shares and warrants
- Post-closing, the Sponsor is expected to be the largest stockholder of HighPeak, with approximately 61% ownership (1)
- Pro forma for the contemplated transaction, the combination values HighPeak's assets at 3.7x TEV/2020E EBITDA and 1.7x TEV/2021E EBITDA (2), representing an enterprise valuation of ~$1,575 million at $10.00 per share
- To fund working capital and a portion of the purchase price related to the Grenadier acquisition, HighPeak is seeking to raise ~$200 MM in the form of a private placement of shares of Pure's Class A Common Stock (the "PIPE")
- Anticipate closing of the transaction to be in February 2020

(1) Assumes none of the existing Pure stockholders elect to redeem their shares in connection with the acquisition, $150 million of common stock purchased by Sponsor pursuant to Forward Purchase Agreement and $200 million of Class A Common Stock issued in PIPE.
(2) See slide 26 for details regarding our projections and related assumptions.

Delivering on Investment Criteria

Transaction Meets the Pure Investment Criteria

- ✓ ***Located in a North American oil shale play (i.e. Midland Basin)***
- ✓ ***Substantial near-term production and cash flow growth potential***
- ✓ ***Identify asset profile and cost structure that offer industry leading margins***
- ✓ ***Deep inventory of low cost, high return drilling projects***
- ✓ ***Contiguous position ideally suited for capital efficient pad development***
- ✓ ***Maintain financial flexibility and strength through equity capitalization***
- ✓ ***Material upside potential to underwritten plan from additional benches***

Transaction Summary (Cont'd)

HIGHPEAK ENERGY

Transaction creates the largest northern Midland Basin pure-play

HIGHPEAK ENERGY

- ~73,000 net acres
- ~12 MBoe/d net production [1]
- ~$430 MM in 2020E EBITDA [2]

Pro Forma TEV:	~$1,575 MM
(+) Pro Forma Cash:	~$272 MM [3]
(=) Pro Forma Market Cap:	~$1,847 MM

Based on the assumptions described below HighPeak expected to have projected liquidity of approximately $520 - $670 MM at closing (inclusive of expected available debt financing)[4], however, the business combination agreement requires a minimum available liquidity (inclusive of expected available debt financing)[5] of only $275 MM as a condition to close.

Pure Acquisition Corp.

- $200 MM from Pure PIPE
- $378 MM from Pure SPAC[3][7]

Pro Forma Sponsor Assets[3]

- $154 MM in Contributed Cash
- $150 MM from Forward Purchase Obligation
- ~73,000 net acres
- ~12 MBoe/d net production [1]

Sources & Uses

Sources of Funds	$MM	%
Sponsor Contributed Assets	$ 712	38.5%
Grenadier Contributed Assets	150	8.1%
Sponsor Contributed Cash [6]	154	8.3%
Sponsor Forward Purchase Obligation	150	8.1%
Cash from Pure SPAC [3][7]	378	20.5%
Cash from Pure PIPE	200	10.8%
Founders Shares	104	5.6%
Total Sources of Funds	**$ 1,847**	**100.0%**

Uses of Funds	$MM	%
Rollover Equity to Sponsor	$ 712	38.5%
Rollover Equity to Grenadier	150	8.1%
Grenadier Cash Purchase Price [8]	465	25.2%
Pro Forma Cash at Closing	272	14.7%
Working Capital Through YE 2019 [9]	105	5.7%
Founders Shares	104	5.6%
Transaction Fees & Expenses	40	2.2%
Total Uses of Funds	**$ 1,847**	**100.0%**

(1) Estimated production at YE 2019.
(2) Assumes $55.00 / Bbl (oil) and $2.50 / MMBtu (gas). Assumes 3 operated rigs in Q4 2019, ramping to 4 rigs in Q1 2020, and 5 rigs in Q1 2021+. See slide 26 for details regarding our projections and related assumptions.
(3) Assumes none of the existing Pure stockholders elect to redeem their shares in connection with the acquisition, $150 million of common stock purchased by Sponsor pursuant to Forward Purchase Agreement, additional sponsor raise of $100 million prior to business combination closing and $200 million of Class A Common Stock issued in PIPE.
(4) Assumes (a) closing December 31, 2019, (b) RBL borrowing base of $250 to $400 million (c) none of the existing Pure stockholders elect to redeem their shares in connection with the acquisition, (d) $150 million of common stock purchased by Sponsor pursuant to Forward Purchase Agreement, (e) additional sponsor raise of $100 million prior to business combination closing and (f) $200 million of Class A Common Stock issued in PIPE.
(5) Available liquidity defined in business combination agreement as (a) cash from Pure SPAC (net of redemptions), plus (b) sponsor contributed cash, plus (c) available borrowing base, plus (d) PIPE proceeds, plus (e) Forward Purchase proceeds, minus (f) Grenadier cash purchase price, minus (g) transaction expenses plus (h) capex spent on the contributed assets from and after January 1, 2020 through the Closing.
(6) Includes $61.5 MM in previously funded deposits for Grenadier purchase price.
(7) Actual amount to be adjusted for interest income prior to close. $388.4 MM held in trust as of October 31, 2019.
(8) Grenadier cash purchase price gross of $61.5 MM in previously funded deposits and $150 MM of equity consideration. Adjustments to Grenadier purchase price related to working capital from 6/1 effective date included in Working Capital line item.
(9) Reflects Grenadier working capital from 6/1 through YE 2019 (purchase price adjustment to Grenadier purchase price) and HighPeak funded working capital 8/1 through YE 2019. Assumes 3 operated rigs running August through December 2019. See slide 26 for details regarding our projections and related assumptions.

HighPeak Energy

Northern Midland Basin Pure-Play Capitalized for Efficient Oil-Weighted Value Generation

Experienced, Cross-Functional Management Team	▪ Led by Jack Hightower, former CEO of 2 public E&P companies and multiple partnerships with majors and private equity investors ▪ Management has an average of 25 years of industry experience ▪ Operations team has been involved in drilling over 8,000 horizontal wells throughout North America
Contiguous, Scaled Position in the Core of the Northern Midland Basin	▪ ~73,000 net acres in the core of the Northern Midland Basin ▪ ~90% operated with operated WI / GNRI of ~85% and 75% ▪ ~115 operated DSUs with ≥10,000' LL (~95% of total) ▪ Projected ~12 MBoe/d (~82% oil) net production with projected PD PV-10 of ~$560 MM as of YE 2019 [(1)(2)(3)]
Drilling Program Focused on Capital-Efficient Pad Development	▪ Thoughtful pad development plan designed to preserve asset quality and drive accelerated present value — Near-term focus on co-developing the WCA / LSBY ▪ Highly contiguous position allows for significant LOE, DC&F and G&A costs saving and improved cycle times
Acute Focus on Superior Returns and Operating Margins	▪ 2020E / 2021E EBITDA of ~$430 MM & ~$935 MM, respectively [(3)] ▪ Average single well IRR and PVI-10 of ~60% and ~2.0x across operated locations, respectively [(4)] ▪ Industry-leading all-in-cost and full cycle economics (expected margins of ~$42 / Boe)
Differentiated Financial Strategy	▪ 100% equity financing with no debt on balance sheet at Closing ▪ Focus on maintaining low cost structure by aggressively managing DC&F, LOE and G&A expenses ▪ Actively evaluating hedge levels for the next 12-24 months to manage price risk and protect cash flow and capital budget



Legend
HighPeak Rigs
HighPeak Frac Crew
HighPeak Acreage
Borden
Howard
Midland Basin Locator Map
Dawson
Borden
Scurry
Martin
Howard
Mitchell
Midland
Glasscock
Sterling
Upton
Reagan
Irion
Core Midland Basin
Texas Locator Map

Metric	Total
Net Acres	~73,000
Gross / Net Operated Locations [(5)]	~875 / ~725
Net Production [(2)]	~12 MBoe/d
EBITDA (2020E) [(3)]	~$430 MM
EBITDA (2021E) [(3)]	~$935 MM

NOTE: Cash flow, NAV and single well return statistics assume $55.00 / Bbl (oil) and $2.50 / MMBtu (gas).

(1) Except for the reserves presented on slide 35, which are based on the reserve report as of August 1, 2019 prepared by CGA, the reserves data included in this presentation is based on management estimates. Reserves per HighPeak's internal estimates as of 12/31/19; Reserves based on HighPeak's mid year 2019 CGA reserve report rolled forward to 12/31/19 and adjusted for HighPeak's internal spacing, type curves and commercial assumptions. Assumes 3 operated rigs in Q4 2019.

(2) Estimated production as of YE 2019.

(3) Assumes 3 operated rigs in Q4 2019, ramping to 4 rigs in Q1 2020, and 5 rigs in Q1 2021+. See slide 26 for details regarding our projections and related assumptions.

(4) PVI-10 represents single well PV-10 plus DC&F costs, divided by DC&F costs.

(5) Assumes development of the WCA and LSBY at 8 wells per section each.

Proven Track Record of Valuation Creation

Jack Hightower has a proven track record of successfully acquiring, developing and optimizing oil and gas businesses

Jack Hightower's prior businesses have generated average returns of >5.0x ROI and >100% IRR for original investors

Jack Hightower has experience developing assets for multiple classes of oil & gas investors

Public Investors	Prior CEO of two public businesses, Titan Exploration & Pure Resources, that generated >6.0x ROI to investors
Partnerships with Majors	Managed multiple partnerships with major oil companies
Private Equity	Partnered with private equity on 4 businesses, generating average returns of over 5.0x ROI and 100% IRR to investors

Jack Hightower Selected Investment Returns



Legend
ROI
IRR
6.1x
28%
9.2x
>100%
2.5x
13%
3.4x
63%

Company	PURE RESOURCES (Titan Exploration)	Celero Energy I	Celero Energy II	Bluestem Energy Partners
Asset Focus	Multi-Basin	Permian Basin / Anadarko Basin	Permian Basin	Permian Basin
Entry Date	June 1995	February 2004	October 2006	July 2011
Exit Date	October 2002	October 2005	October 2016	September 2014
Acquirer	UNOCAL 76	WHITING	CENTENNIAL	DIAMONDBACK Energy / CONCHO

HighPeak Has a Differentiated E&P Business Model

	Public E&P Peers	HighPeak
Business Model	▪ Focus on growth of production and inventory ▪ Highly acquisitive ▪ Influenced by Wall Street expectations	▪ **Business plan designed to fully and efficiently develop a concentrated asset base, on an accelerated basis, harvest cash flow from development and ultimately re-distribute to shareholders over longer term** ▪ **Focus on organic growth over acquisitions**
Development Profile	▪ Potential imbalance of hitting targets vs maximizing long-term value ▪ Reluctant to adapt to new technology	▪ **Accelerated co-development pad strategy in place to maximize capital efficiency and preserve asset quality and duration** ▪ **Optimal pad development conditions: contiguous acreage block unencumbered by existing HZ "parent" wells**
Hedging	▪ Strategies vary ▪ Don't systematically address risk	▪ **Acute focus on locking in returns through opportunistic hedging framework** ▪ **Elasticity of service costs relative to commodity prices ensures economic drilling throughout the cycle**
Infrastructure / Midstream	▪ Disparate positions struggle with infrastructure constraints ▪ Represents a significant share of budget relative to D&C capex	▪ **Concentrated acreage position enables maximum infrastructure efficiencies** ▪ **Minimal incremental capital requirements to support full development plan** ▪ **Long-term marketing and takeaway solutions identified at attractive rates**
Management Team / Incentives	▪ Oftentimes high G&A businesses ▪ Incentive structures can be misaligned to long-term value creation (compensation driven by salary / annual bonus / restricted stock)	▪ **Experienced and efficient, cross functional management team with a history of creating value across North America** ▪ **Management incentives structure promotes long-term value creation (compensation driven by equity performance incentives)**

Experienced, Cross-Functional Management Team

History of Creating Value Across Multiple Platforms

Key Points [1]

- Sponsor has assembled a premier management and operations team to join HighPeak
  - Senior Management: 4
  - Geoscience: 7
  - Land: 9
  - Engineering / Operations: 13
  - Finance / Accounting: 7
  - Corporate Level: 8
- HighPeak will manage growth in activity with the addition of full-time employees, as well as expand key relationships with third parties

Name	Position	Select Prior Experience
Jack Hightower	*Chairman, CEO, President*	Celero Energy; Pure Resources; Bluestem Energy
Alan Huffman	*EVP & Chief Technical Officer*	ExxonMobil; ConocoPhillips
Rodney Woodard	*EVP & Chief Operating Officer*	Atlantic Resources Company; Celero Energy; Pure Resources
Steven Tholen	*Chief Financial Officer*	Cabot Oil & Gas Corporation; Penn Virginia Corporation
David DeLaO	*Vice President of Drilling*	Chesapeake Energy; Mobil; ConocoPhillips

Organizational Structure [1][2]

48 Total Full-Time Employees [1]

HighPeak Management Team

Jack Hightower
Chairman, President & CEO

Management Team

Geoscience	Land	Engineering / Operations	Finance / Accounting	Corporate
7 Employees	9 Employees	13 Employees	7 Employees	8 Employees

(1) Management forecast as of December 31, 2019.
(2) Does not include senior management in employee count in organizational structure.

Evolution of Development in Howard County

Legend
- HighPeak Acreage
- HighPeak Rig
- HighPeak Frac Crew
- Middle Spbry
- Jo Mill
- Lower Spbry
- Dean
- Wolfcamp A
- Wolfcamp B
- Permit

2014 Sticks


Howard

2016 Sticks


Howard

2019 Sticks and Permits


Howard

	Initial Development	Early Development	Full-Field Development
HZ Rigs	6	13	**23 (2)**
HZ Wells to Date (1)	24	176	**1,077**
Targets – Development		WCA / LSBY	**WCA / WCB / LSBY**
Targets – Delineation	WCA / LSBY	WCB	**Jo Mill / MSBY / Dean / WCC / WCD**
Development Design	Single well development; sub-optimal / under-stimulated fracs	Primarily single well development; testing of co-development; high-intensity fracs	**Cube / co-development / sequencing; high-intensity fracs**
Primary Operators	Athlon Energy, Diamondback Energy, All City	Callon, Diamondback Energy, SM Energy, CrownRock, Encana, Rock Oil, Surge Energy	Birch, Callon, Diamondback Energy, HighPeak, CrownRock, Encana, Parsley, Sabalo, SM Energy, Surge Energy

(1) Represent active HZ wells at the midpoint of the represented year.
(2) As of September 26, 2019.

Howard County is the Growth Engine of the Permian

Howard County production mix has the highest oil percentage and margins across the Midland Basin (ie. best economics)
Howard County has seen the most rapid growth in oil volumes of all the major Midland Counties

Howard County: Highest Oil Content Drives Value



100%
90%
80%
70%
60%
50%
40%
% Oil of Cum Boe (2-Stream)
0
3
6
9
12
15
18
21
24
27
30
33
36
Andrews
Crockett
Ector
Glasscock
Howard
Irion
Martin
Midland
Reagan
Upton

Midland Basin Oil Production CAGR by County [1]



Howard
45.2%
Midland
42.3%
Martin
24.0%
Upton
14.6%
Reagan
11.9%
Glasscock
9.0%

Source: IHS Enerdeq.
(1) From Q4 2014 to Q2 2019.

Industry Leading Full-Cycle Operating Margins

HighPeak has the best margins among the Permian peers

$ / Boe	Peer 1	Peer 2	Peer 3	Peer 4	Peer 5	Peer 6	Peer 7	Peer 8	Peer Average	HighPeak	
Commodity Mix	*Oil: 68%* *Gas: 16%* *NGL: 16%*	*Oil: 44%* *Gas: 38%* *NGL: 18%*	*Oil: 62%* *Gas: 18%* *NGL: 20%*	*Oil: 63%* *Gas: 37%* *NGL: NA*	*Oil: 62%* *Gas: 17%* *NGL: 21%*	*Oil: 68%* *Gas: 14%* *NGL: 18%*	*Oil: 71%* *Gas: 19%* *NGL: 10%*	*Oil: 76%* *Gas: 11%* *NGL: 13%*	*Oil: 64%* *Gas: 21%* *NGL: 14%*	*Oil: 82%* *Gas: 8%* *NGL: 10%*	Highest oil cut among peers
Revenue [1]	$46.67	$35.86	$44.15	$43.15	$44.11	$46.74	$47.63	$49.92	$44.79	**$52.57**	= Highest realized prices
(-) Differential, LOE & Prod Taxes	($15.89)	($7.48)	($15.57)	($10.52)	($8.71)	($13.49)	($10.20)	($13.66)	($11.94)	**($8.67)**	+ Industry-leading cost structure
(-) G&A	($4.01)	($1.99)	($2.10)	($2.17)	($2.32)	($0.50)	($2.39)	($2.61)	($2.26)	**($1.78)**	+ Top-decile G&A expenses
(-) Interest	($3.98)	($3.15)	($0.95)	($1.60)	($2.41)	($1.98)	($4.21)	($2.61)	($2.61)	**($0.03)**	+ Nominal RBL interest burden
Operating Cash Flow	$22.79	$23.24	$25.53	$28.85	$30.66	$30.77	$30.83	$31.05	$27.97	$42.10	= Best-in-class margins of ~$42 / Boe, ~$14 / Boe greater than Permian peer average

Source: S&P CapitalIQ and Q2 2019 Public Filings, HighPeak represents 2020E forecast.
Note: Permian peers include CPE, CXO, FANG, JAG, PE, PXD, QEP and SM.
(1) For comparative purposes, all companies assume average Q2 2019 NYMEX strip pricing of $59.76 / Bbl (crude oil), $2.55 / MMBtu (natural gas) and 36% of WTI (NGLs).

Geology is Highly Analogous to Core Howard County

Key Points

- Wolfcamp A and Lower Spraberry have consistently high gross thickness moving from SM's acreage through the easternmost HighPeak acreage
- Reservoir intervals are comprised of interbedded organic-rich shale, siltstone, and carbonate and robust porosity is found throughout the Wolfcamp A and Lower Spraberry throughout HighPeak's acreage
- Logs and maps highlight the geologic potential of the acreage which compares favorably with any other part of Howard County

Wolfcamp A Structure Map (SSTVD')



A
A'



APACHE CORP
BUCHANAN 10
HARMONIA PET CORP
GRIFFIN SOUTH 21
HARMONIA PET CORP
COLE 36
MARINER ENERGY INC
STERLING 38
Middle Spraberry
Jo Mill
Lower Spraberry
Dean
Wolfcamp A
Wolfcamp B
Wolfcamp C
SM: Viper 14-09 1WA
SM: Sundown 45-241S
HighPeak: Oldham Trust 3875LS
HighPeak: Morgan Neal 1-3WA
HighPeak: Morgan Neal 1-2LS
HighPeak: Oldham Trust 3876 WA, 3871 WA, 4051WA
HighPeak: Cole 36-37 A Unit A2H
HighPeak: Jasmine 1H, A 1H

(1) Resistivity shaded red >25 ohm and total porosity shaded green >3%.

Wolfcamp A and Lower Spraberry Geologic Overview

HighPeak Acreage Lies within the Core Fairways of the Wolfcamp A and Lower Spraberry

Wolfcamp A characterized by >250' gross, >200' net, and >35 MMBo/section OOIP across majority of acreage

Lower Spraberry characterized by >300' gross, >250' net, and >40 MMBo/section OOIP across majority of acreage



OOIP (MMBo/section)(1)
Net Thickness (ft)(2)
Gross Thickness (ft)
Structure (SSTVD')
Wolfcamp A
Lower Spraberry

Source: Management interpretation from public well log data points across Howard County.

(1) Calculated using >5% PHIT, Sw = 40%, Bo = 1.4.

(2) Net cutoff of >5% PHIT.

HighPeak Acreage Overlies Thermally Mature Reservoir

Thermal Maturity Data Indicates Pay Section is Well Within Oil Window

Key Points

- Howard County has one of the densest vertical well log data sets in the entire Permian Basin with over 1,300 wells having digital logs
- Robust geochemical data set of 13 wells covers HighPeak assets and allows for technical de-risking of thermal maturity moving to the north and east
- All wells show Wolfcamp A Tmax >435 and the interpreted 435 contour covers 100% of the acreage
- Thermal maturity of reservoir intervals is well understood by large data set and is not anticipated to be a development challenge

Jasmine 1H Lateral Cuttings Analysis (Wolfcamp A) (1)



Immature
Mature
Postmature
Oil Zone
Condensate WetGas Zone
Dry Gas Zone
Stained or Contaminated
Low Level Conversion
Tmax (C)

Wolfcamp A Structure (SSTVD') and Wolfcamp A Geochemistry Tmax Data



Jasmine 1H
435
440
447
445
445
436
452
445
446
440
440
449
444
445
435
440
435
FEET

(1) Source: Schlumberger cuttings analysis.

Analysis of Evolving Spacing & Sequencing Techniques

Offset Operators Implementing Cube Development

2014 – 2016

A – Stand Alone

Surge Operating



Lower Spraberry
Wolfcamp A
Wolfcamp B
1
2
3

- Lower density spacing
- Older completions
- Lateral and vertical parent/child concerns

2017

B – Bench-by-Bench (Row)

CrownQuest / Surge Operating



3
2
1

- Bottoms-up sequencing
- Time-lagged, bench-by-bench development
- Potential vertical parent/child concerns

2018+

C – Co-Development (Sliver)

FANG / Birch / Sabalo



1
2

- Higher density spacing
- Potential sequencing uplift
- Minimizes parent/child concerns
- Reasonable cycle times

Increased Density

D – Co-Development (High Dens)

SM (Max-Mer) / CQ (Veritex)



1
2

- Higher density spacing with more wells staggered in most productive zones
- Potential sequencing uplift
- Full cube development

Core Benches Combined Performance[1]



Combination of optimized pad design and sequencing generating early time production in excess of stand alone / parent wells
Normalized Cume Oil, 10,000'
300,000
200,000
100,000
0
0
2
4
6
8
10
12
Producing Months
Standalone (All Wells)
Co-Development (Tackleberry)
Co Development (Sabalo)
WCA/LSBY Type Curve Avg (799 MBbls)
Bench-by-Bench (CrownQuest)
Increased Density (SM Max/Mer)
Child Average

Pad Name	Operator	# Wells	Commentary	Results (1)(2)(3)
1 Jasmine 1H & Jasmine A1H	HighPeak	2	Recent Wolfcamp A test offsetting Grenadier postion with modified flowback program	1H tracking 950 MBo type curve; 1AH tracking 1H with higher productivity index
2 Cole 36-37 A Unit A2H	HighPeak	1	Eastern test of Wolfcamp A	Brought online Q4 2019
3 Morgan Neal 39-26 Unit	HighPeak	5	Co-development Unit with LSBY SHL, Wolfcamp A	Combined 5-well norm IP-24 of 3,909 Bo/d
4 Cougar A 03 Unit	SM Energy	2	Strong 2 bench development in LSBY SHL and Wolfcamp A with recent Co-Development on latest 3 wells	Combined 6 month cumulative oil of 205 Mbo
5 OHagen B Unit	SM Energy	2	Semi-bounded WCA test offsetting position with high frac intensity	Combined 6 month cumulative oil of 235 Mbo
6 Iceman 2-10	SM Energy	3	Co-developed LSBY SHL and WFMPA supports HighPeak co-development concept in near term development plan	Combined 3 well WFMP A normalized IP-24 of 5,804 Bo/d
7 Priscilla 23-14 Unit	Sabalo	2	Co-developed LSBY SHL and WFMP A	Combined 6 month cumulative oil of 278 Mbo
8 Ginger 22-27 Unit	Sabalo	2	Co-development of the LSBY SHL and WFMP A	Normalized 2 well combined peak IP – 24 of 2,081 Bo/d



Sabalo switching to 2 well Co-Development between LSBY and WFMP A
Legend
Borden
Howard
Recent large scale cube development from SM Energy, Birch & CrownQuest

(1) Source: IHS Enerdeq.
(2) Represents wells online.
(3) IP-24 normalized to a 10,000' LL.

HighPeak Co-Development Strategy

Batch Development Enhances Well Results and Improves Capital Efficiency

Co-Development Implementation

- In June 2019, HighPeak drilled a 5 well (2 LSBY / 3 WCA) co-development pad pilot which yielded impressive results
- HighPeak believes that co-development of the Lower Spraberry and Wolfcamp A is the optimal method for developing the asset
- Scaled implementation in Q4 2019 and 2020+ to maximize value, reduce costs and improve operational efficiency

Co-Development Pilot Results in High Production



Locator Map
Borden
Morgan-Neal
Howard
1/4 Mile
LSBY SHL
WFMP A
Legend
HighPeak Acreage
MORGAN NEAL



MORGAN-NEAL 2 39-26 1LS
MORGAN-NEAL 2 39-26 1WA
MORGAN-NEAL 2 39-26 2WA
MORGAN-NEAL 39-26 2LS
MORGAN-NEAL 39-26 3WA
WCA/LSBY Type Curve Avg (799 M Bbls)(1)
Norm. Cum. Oil 10,000'
150,000
125,000
100,000
75,000
50,000
25,000
0
0
1
2
3
4
5
6
7
8
9
Producing Months

(1) Represents average of HighPeak's internal WCA and LSBY type curves.

Significant Intrinsic Value of a Single Drilling Unit

- HighPeak's inventory of ~875 gross operated drilling locations offers substantial resource and net asset value
- HighPeak will focus on co-development of the two primary zones, WCA and LSBY
- Development of only the LSBY and WCA implies an intrinsic PV-10 of ~$105,000 / acre

Illustrative Development of a 1,280 Acre Drilling Unit [1]

	HighPeak Near-Term Development
Development Targets	Lwr Spraberry: 8 Wolfcamp A: 8 **Total Locations: 16** **(2 Operated Rigs)** LSBY WCA Target
NAV / DSU (PV-10 & PV-0)	$135 MM & $313 MM
NAV / Acre (PV-10 & PV-0)	**~$105,000 / Net Acre & ~$245,000 / Net Acre**
Peak Net Prod. Rate	~10.2 MBoe/d (~8.7 MBo/d)
Peak Net Prod. Date	~5 Months
Total Net Resource	~12.5 MMBoe (~9.7 MMBo)
Total D&C Capex	$120 MM
Payback Period [2]	~1.3 Years
PVI-10 [3]	~2.1x
5-Year Cum. Oil Production (MBo)	Cum. Net Prod. (MMBo) 1 2 3 4 5 6 5 10 15 20 25 30 35 40 45 50 55 60 Months

Locator Map: Illustrative DSU Development



Borden
Illustrative DSU
LL: 10,000'
WI / NRI: 100% / 75%
Howard
Legend
HighPeak Acreage

(1) Assumes development of Units 54 & 55 (assumes 100% WI / 75% 8/8th NRI). Assumes $55.00 / Bbl (oil) and $2.50 / MMBtu (gas). Assume 10,000' LL D&C well costs of $7.5 MM.
(2) From first production date.
(3) PVI-10 represents single well PV-10 plus DC&F costs, divided by DC&F costs.

Wolfcamp A Type Curve

10,000’ Wolfcamp A

HIGHPEAK ENERGY

Key Points

- Wolfcamp A type curve wells selected from geologically similar region
- HighPeak has directly analogous landing zones and oil in place to highly developed parts of the play
- Type curve:
  - 12-mo cum.: 176 MBbls
  - EUR: 832 MBbl / 973 MBoe

Wolfcamp A OOIP (MMBo/Section)



Type Curve Well
HighPeak Jasmine Wells

Cum Oil Production Normalized to 10,000’ (Bo)



Oil Type Curve
Type Curve Wells
Type Curve Well Average
832 MBo
250,000
200,000
150,000
100,000
50,000
0
0
2
4
6
8
10
12
Month

Single Well Return Sensitivities (1)

Single Well IRR (%): DC&F Costs vs Price Deck

		DC&F Costs ($MM)		
		$7.0	$7.5	$8.0
Price Deck	$50 / Bbl	66%	57%	49%
	$55 / Bbl	80%	70%	61%
	$60 / Bbl	96%	83%	73%

Payback Period (Yrs): DC&F Costs vs Price Deck

		DC&F Costs ($MM)		
		$7.0	$7.5	$8.0
Price Deck	$50 / Bbl	1.3 Yrs	1.4 Yrs	1.6 Yrs
	$55 / Bbl	1.2 Yrs	1.3 Yrs	1.4 Yrs
	$60 / Bbl	1.0 Yrs	1.1 Yrs	1.3 Yrs

(1) Assumes $2.50 / MMBtu (gas) in all cases. Payback period calculated from first production.

Lower Spraberry Type Curve

10,000' Lower Spraberry

Key Points

- Lower Spraberry type curve wells selected from geologically similar region
- HighPeak has directly analogous landing zones and oil in place to highly developed parts of the play
- Type curve:
  - 12-mo cum.: 162 MBbls
  - EUR: 765 MBbl / 897 MBoe

Lower Spraberry OOIP (MMBo/Section)



● Type Curve Well

Cum Oil Production Normalized to 10,000' (Bo)



Oil Type Curve
Type Curve Wells
Type Curve Well Average
765 MBo
250,000
200,000
150,000
100,000
50,000
0
0
2
4
6
8
10
12
Month

Single Well Return Sensitivities (1)

Single Well IRR (%): DC&F Costs vs Price Deck

Price Deck	DC&F Costs ($MM): $7.0	$7.5	$8.0
$50 / Bbl	55%	47%	41%
$55 / Bbl	67%	58%	51%
$60 / Bbl	81%	70%	61%

Payback Period (Yrs): DC&F Costs vs Price Deck

Price Deck	DC&F Costs ($MM): $7.0	$7.5	$8.0
$50 / Bbl	1.5 Yrs	1.7 Yrs	1.9 Yrs
$55 / Bbl	1.3 Yrs	1.4 Yrs	1.6 Yrs
$60 / Bbl	1.2 Yrs	1.3 Yrs	1.4 Yrs

(1) Assumes $2.50 / MMBtu (gas) in all cases. Payback period calculated from first production.

Substantial Existing In-Basin Infrastructure with Premier Midstream & Marketing Solutions Available

HIGHPEAK ENERGY

Attractive solutions identified for "manufacturing mode" development

Crude Oil Gathering and Takeaway

- HighPeak anticipates entering into an agreement with a reputable third party containing the following terms in the near future
- All-in tariff to reach Cushing of $1.50 / Bbl; with optionality to reach MEH and Midland pricing for an all-in tariff of $2.50 / Bbl and $0.70 / Bbl, respectively
  - Provides HighPeak with highly advantageous pricing optionality between direct WTI pricing and Brent-linked export markets
- 10 year primary term, annual evergreen thereafter

Natural Gas Gathering and Processing

- Current production is being sold to a third party gas purchaser at attractive rates
- Gas is presently being sent to a number of processing plants which reduces HighPeak's exposure to individual plant downtime while maintaining pricing stability through fixed recoveries
- HighPeak is currently evaluating a number of all-encompassing solutions with multiple midstream providers for gas G&P

Salt Water Disposal

- All existing HighPeak horizontal wells are connected to third party disposal wells at attractive rates
- Access to >215 MBw/d of capacity from 6 active / 2 permitted SWDs
- HighPeak is evaluating a number of solutions for SWD management, including developing a HighPeak-operated SWD system
  - Model forecast includes capex to build such a system

Big Spring Alon Refinery



Infrastructure Map



Borden
Howard
Vealmoor Plant
750 MBbl Frac Pit
Alon Refinery
200 MBbl + 300 MBbl pending
HighPeak Acreage
Gas Processing Plant
Gas Gathering
Gas Compressor Station
Crude Refinery
Crude Trunklines
Crude Gathering
Crude Tank Storage
Third Party SWD System
Third Party SWD
Frac Pit
Tank Batteries

Investment Highlights

HIGHPEAK ENERGY

1

Attractive entry point valuation

- Proposed valuation implies 3.7x 2020E EBITDA and 1.7x 2021E EBITDA
- Proposed valuation is a ~0.5x and ~2.0x discount to the Permian comps on a 2020E and 2021E EBITDA multiple basis, respectively [(1)(2)]

2

Only unlevered pure-play Permian mid-cap Company

- Expected to be 100% capitalized with equity, and have zero debt and significant cash on balance sheet at Closing
- Mid-cap E&Ps on average are levered 2.4x Net Debt / LQA EBITDA [(1)(4)] with interest expenses significantly hindering peer returns and margins
- At close, HighPeak expected to have projected liquidity of approximately $520 - $670 MM (inclusive of expected available debt financing)[(5)]; Business combination agreement has a condition requiring minimum available liquidity (inclusive of expected available debt financing)[(6)] of $275 MM
- Disparate assets in non-core basins are burdening management focus and operating margins of Permian Basin mid-cap peers

3

Differentiated growth and return profile relative to E&P peers

- Projected two year production CAGR in excess of 150% [(7)]
- Projected 2020E to 2021E EBITDA growth rate of over 120% [(7)]
- Average single well IRR and PVI-10 of ~60% and ~2.0x across operated locations, respectively

4

Highly aligned management team and sponsor with substantial new money equity contribution and pro forma ownership

- Sponsor to contribute ~$305 MM in cash and ~$715 MM in assets to the pro forma business [(8)]
- Sponsor pro forma ownership of approximately 61% provides unique alignment [(3)]
- Management incentives structure promotes long-term value creation (compensation driven by equity performance incentives)

5

Uniquely contiguous position in Howard County with exceptional ability to grow black oil rate with peer-leading margins

- HighPeak is projected to produce 82% oil, relative to peer average of 64% [(7)]
- Industry-leading all-in-cost and full cycle economics
  - Projected margins of ~$42 / Boe, versus peer average of ~$27 / Boe – allows for rapid, capital efficient growth [(1)(2)]

NOTE: Cash flow, NAV and single well return statistics assume $55.00 / Bbl (oil) and $2.50 / MMBtu (gas).

(1) Source: CapitalIQ and Q2 2019 public filings.
(2) Peers include CDEV, CXO, FANG, JAG, MTDR, PE, PXD, QEP, SM and WPX.
(3) Assumes none of the existing Pure stockholders elect to redeem their shares in connection with the acquisition.
(4) Peers include AR, APA, COG, CPE, CDEV, CHK, XEC, CNX, CRK, ECA, EQT, JAG, MGY, MTDR, MUR, OAS, PE, PDCE, QEP, RRC, VII, SM, SWN, SRCI, TALO, VNOM and WPX.
(5) Assumes (a) closing December 31, 2019, (b) RBL borrowing base of $250 to $400 million (c) none of the existing Pure stockholders elect to redeem their shares in connection with the acquisition, (d) $150 million of common stock purchased by Sponsor pursuant to Forward Purchase Agreement, (e) additional sponsor raise of $100 million prior to business combination closing and (f) $200 million of Class A Common Stock issued in PIPE.
(6) Available liquidity defined in business combination agreement as (a) cash from Pure SPAC (net of redemptions), plus (b) sponsor contributed cash, plus (c) available borrowing base, plus (d) PIPE proceeds, plus (e) Forward Purchase proceeds, minus (f) Grenadier cash purchase price, minus (g) transaction expenses plus (h) capex spent on the contributed assets from and after January 1, 2020 through the Closing.
(7) Assumes 3 operated rigs in Q4 2019, ramping to 4 rigs in Q1 2020, and 5 rigs in Q1 2021+. See slide 26 for details regarding our projections and related assumptions.
(8) Includes $61.5 MM in previously funded deposits for Grenadier purchase price and previously funded working capital.

Financial Appendix

Transaction Overview

- Certain entities controlled by the Sponsor, Pure and HighPeak entered into a definitive agreement to acquire Grenadier Energy Partners II ("Grenadier"), a pure-play northern Midland Basin E&P Company for cash, equity and warrants
- Post-closing, the Sponsor is expected to be the largest stockholder of HighPeak, with approximately 61% ownership [2]
- Pro Forma for the contemplated transaction, the combination values HighPeak's assets at 3.7x TEV/2020E EBITDA and 1.7x TEV/2021E EBITDA, representing an enterprise valuation of ~$1,575 million at $10.00 per share
- To fund working capital and a portion of the purchase price related to the combination, HighPeak is seeking to raise ~$200 MM in the form of a private placement of the shares of Pure's Class A Common Stock (the "PIPE")
- At close, HighPeak expected to have projected liquidity of approximately $520 - $670 MM (inclusive of expected available debt financing)[3]; Business combination agreement has a condition requiring minimum available liquidity (inclusive of expected available debt financing)[5] of $275 MM
- Anticipate closing of the transaction by February 2020

Sources of Funds	$MM	%
Sponsor Contributed Assets	$ 712	38.5%
Grenadier Contributed Assets	150	8.1%
Sponsor Contributed Cash [1]	154	8.3%
Sponsor Forward Purchase Obligation	150	8.1%
Cash from Pure SPAC [2][4]	378	20.5%
Cash from Pure PIPE	200	10.8%
Founders Shares	104	5.6%
Total Sources of Funds	**$ 1,847**	**100.0%**

Uses of Funds	$MM	%
Rollover Equity to Sponsor	$ 712	38.5%
Rollover Equity to Grenadier	150	8.1%
Grenadier Cash Purchase Price [6]	465	25.2%
Pro Forma Cash at Closing	272	14.7%
Working Capital Through YE 2019 [7]	105	5.7%
Founders Shares	104	5.6%
Transaction Fees & Expenses	40	2.2%
Total Uses of Funds	**$ 1,847**	**100.0%**

Post Transaction Ownership (Estimated) *Assuming $10/Share*	Shares	%
Public Shares	37.8	20.5%
PIPE Shares	20.0	10.8%
Sponsor Shares	101.6	55.0%
Grenadier Shares	15.0	8.1%
Founders Shares	10.4	5.6%
Total Shares Outstanding	**184.7**	**100.0%**

Pro Forma Valuation *Units in millions, except per share values*	
Illustrative Share Price	$ 10.00
Fully Diluted Shares Outstanding	184.7
Equity Value	**$ 1,847.1**
Net Cash	272.1
Total Enterprise Value	**$ 1,575.0**

Total Enterprise Value /		
2020E EBITDA	**$ 428**	**3.7x**
2021E EBITDA	**$ 935**	**1.7x**

(1) Includes $61.5 MM in previously funded deposits for Grenadier purchase price.

(2) Assumes none of the existing Pure stockholders elect to redeem their shares in connection with the acquisition, $150 million of common stock purchased by Sponsor pursuant to Forward Purchase Agreement, additional sponsor raise of $100 million prior to business combination closing and $200 million of Class A Common Stock issued in PIPE.

(3) Assumes (a) closing December 31, 2019, (b) RBL borrowing base of $250 to $400 million (c) none of the existing Pure stockholders elect to redeem their shares in connection with the acquisition, (d) $150 million of common stock purchased by Sponsor pursuant to Forward Purchase Agreement, (e) additional sponsor raise of $100 million prior to business combination closing and (f) $200 million of Class A Common Stock issued in PIPE.

(4) Actual amount to be adjusted for interest income prior to close. $388.4 MM held in trust as of October 31, 2019.

(5) Available liquidity defined in business combination agreement as (a) cash from Pure SPAC (net of redemptions), plus (b) sponsor contributed cash, plus (c) available borrowing base, plus (d) PIPE proceeds, plus (e) Forward Purchase proceeds, minus (f) Grenadier cash purchase price, minus (g) transaction expenses plus (h) capex spent on the contributed assets from and after January 1, 2020 through the Closing.

(6) Grenadier cash purchase price gross of $61.5 MM in previously funded deposits and $150 MM of equity consideration. Adjustments to Grenadier purchase price related to working capital from 6/1 effective date included in Working Capital line item.

(7) Reflects Grenadier working capital from 6/1 through YE 2019 (purchase price adjustment to Grenadier purchase price) and HighPeak funded working capital 8/1 through YE 2019. Assumes 3 operated rigs running August through December 2019. See slide 26 for details regarding our projections and related assumptions.

Financial Projections

Assumes $55.00 / Bbl (oil) & $2.50 / MMBtu (gas)

Key Points

- Commodity Prices:
  - Crude Oil: $55.00 / Bbl
  - Natural Gas: $2.50 / MMBtu
  - NGLs: 36% of WTI
- Development Pace & Methodology:
  - Assumes 3 operated rigs in Q4 2019, ramping to 4 rigs in Q1 2020, and 5 rigs in Q1 2021+
  - Assumes initial program focused on capital-efficient development of the WCA and LSBY
- Assumes drilling, completion and facilities costs of $7.5 MM for a 10,000' well
- Forecast includes impact of recent acquisition of Grenadier, with an effective date of June 1, 2019
- Assumes $20 million of G&A in 2020+
- Business plan turns free cash flow positive in Q2 2021

HighPeak Financial Projections

	2020	2021	2022
Average Rigs, Operated	4	5	5
Benchmark Price ($ / Bbl)	$ 55.00	$ 55.00	$ 55.00
Benchmark Price ($ / MMBtu)	$ 2.50	$ 2.50	$ 2.50
Net Production, Crude Oil (MMBbl)	9.3	19.4	25.0
Net Production, Natural Gas (Bcf)	5.0	12.0	17.6
Net Production, Natural Gas Liquids (MMBbl)	1.1	2.7	4.0
Net Production, Total (MMBoe)	11.3	24.1	31.9
Average Rate (MBoe/d)	***30.7***	***66.0***	***87.5***
Annual Growth Rate (%)	-	***115%***	***33%***
Revenue, Crude Oil	$ 496	$ 1,037	$ 1,339
Revenue, Natural Gas	5	16	25
Revenue, Natural Gas Liquids	23	54	79
Revenue, Total	**$ 523**	**$ 1,107**	**$ 1,443**
Operating Expenses, LOE	$ 38	$ 72	$ 102
Operating Expenses, Production Taxes	37	79	104
Operating Expenses, General & Administrative	20	20	20
Operating Expenses, Total	**$ 96**	**$ 171**	**$ 226**
EBITDA	**$ 428**	**$ 935**	**$ 1,217**
LQA EBITDA (Q4)	***$ 660***	***$ 1,099***	***$ 1,273***
Capital Expenditures, D&C	$ 726	$ 864	$ 821
Capital Expenditures, Infrastructure	34	31	24
Capital Expenditures, Total	**$ 760**	**$ 895**	**$ 845**
Unlevered Free Cash Flow	**$ (332)**	**$ 40**	**$ 372**
Cumulative Free Cash Flow	$ (332)	$ (292)	$ 80

Summary of Year-End 2019 Resource [1]

Key Statistics: Resource

- PD Reserves ~31 MMBoe
- Unproved Resource ~641 MMBoe
- Total Resource ~672 MMBoe

Key Statistics: PV-10 [2]

- PD Reserves ~$560 MM
- Unproved Resource ~$4,910 MM
- Total Resource ~$5,470 MM

Locator Map



Borden
Howard

HighPeak Resource Summary (As of YE 2019)

Category	Net Resource				PD PV-10 + DEV PV-10 [3]		
	Oil (MMBbl)	Gas (Bcf)	NGL (MMBbl)	Total (MMBoe)	$50 / Bbl ($ MM)	$55 / Bbl ($ MM)	$60 / Bbl ($ MM)
PDP	17	13	3	22	$ 353	$ 395	$ 437
PDNP	7	5	1	9	145	165	184
Total PD	**24**	**19**	**4**	**31**	**$ 498**	**$ 560**	**$ 621**
Lower Spraberry	245	181	41	317	$ 1,667	$ 2,078	$ 2,489
Wolfcamp A	247	196	45	324	2,307	2,829	3,352
Total Undeveloped	**492**	**378**	**86**	**641**	**$ 3,974**	**$ 4,907**	**$ 5,840**
Total Resource	**516**	**396**	**90**	**672**	**$ 4,473**	**$ 5,467**	**$ 6,461**

Net Resource by Commodity



13%
10%
~672 MMBoe
77%
Oil
Gas
NGL

Net Resource by Bench



5%
48%
~672 MMBoe
47%
PD
LSBY
WCA

PV-10 by Bench [2]



10%
52%
~$5.5 Billion
38%
PD
LSBY
WCA

(1) Reserves per HighPeak's internal estimates as of 12/31/19; Assumes ramp up to 5 rigs by Q1 2021; Reserves based on HighPeak's mid year 2019 CGA reserve report rolled forward to 12/31/19 and adjusted for HighPeak's internal spacing, type curves and commercial assumptions.
(2) Assumes $55.00 / Bbl (oil) and $2.50 / MMBtu (gas)
(3) Assumes $2.50 / MMBtu (gas) in all cases.

Illustrative Transaction Timeline

Date [(1)]	Event
November 2019	▪ Business Combination Transaction Approved ▪ Business Combination Transaction Announced ▪ Business Combination Proxy Filed with the SEC
December 2019 / January 2020	▪ Set Record Date for Stockholder Vote
December 2019 / January 2020	▪ Mail Final Proxy Materials to Stockholder
January 2020	▪ Hold Stockholder Vote
February 2020	▪ Close Transaction

(1) Assumes 1 round of comments from the Securities and Exchange Commission.

Appendix

Overview of Regional Activity (1)(2)

HIGHPEAK ENERGY

Zone	#	Well Name	Operator	LL (ft)	Prop (lb/ft)	Fluid (gal/ft)	First Prod	Peak Rate (Boe/d)	EUR (MBoe)	Key Offset Well
MS	1	WOLFE BROPHY 45 04 1MH	SURGE	6,613	2,051	1,321	Mar-18	998	1,207	
MS	2	ADAMS NS 43 6 01 601H	FANG	8,822	1,794	1,992	Sep-17	1,273	715	★
MS	3	MCFLY A 0605MS	SM	10,113	1,900	2,262	Oct-18	1,003	905	
JM	4	GASKINS SN 6 43 03 803H	FANG	6,572	1,789	1,965	Aug-17	1,310	725	
LSBY	5	**OLDHAM TRUST 4058LS**	**HIGHPEAK**	**10,482**	**2,234**	**2,228**	**Jun-18**	**1,126**	**805**	★
LSBY	6	**MARCHBANKS PARTEE**	**HIGHPEAK**	**10,000**		Currently being frac'd				★
LSBY	7	**MORGAN-NEAL 2 39-26 1LS**	**HIGHPEAK**	**10,000**	**2,176**	**2,256**	**Apr-19**	**1,006**	**812**	★
LSBY	8	**MORGAN-NEAL 39-26 2LS**	**HIGHPEAK**	**10,482**	**2,072**	**2,239**	**Apr-19**	**627**	**724**	★
LSBY	9	MDRN FLANAGAN 13-24 1LS	HANNATHON	7,733	2,745	2,828	Apr-18	1,186	634	★
LSBY	10	ALLAR 19A-30 1LS	HANNATHON	7,570	2,717	2,484	Aug-17	1,499	841	★
LSBY	11	TALBOT C 3SH	LEGACY	7,486	1,523	1,434	Mar-16	1,554	1,365	
LSBY	12	TALBOT A 1SH	LEGACY	7,704	1,417	1,436	Feb-16	1,151	1,173	
LSBY	13	HAMLIN UNIT 19-30 1H	SURGE	7,012	1,439	1,446	Oct-14	1,646	956	
LSBY	14	HAMLIN UNIT 20-29 2SH	SURGE	6,108	1,975	1,637	Feb-17	1,406	907	
LSBY	15	SUNDOWN 4524LS	SM	10,352	1,987	2,684	Oct-17	926	1,399	★
LSBY	16	FALKOR 4-8 A 5LS	SM	7,781	1,793	1,382	Jul-16	1,427	928	
WCA	17	**JASMINE UNIT 1H**	**HIGHPEAK**	**9,988**	**1,871**	**2,557**	**Oct-18**	**749**	**1,075**	★
WCA	18	**JASMINE UNIT A 1H**	**HIGHPEAK**	**9,990**	**1,982**	**2,098**	**Aug-19**	**746**	**946**	★
WCA	19	**COLE 36-37 A UNIT A2H**	**HIGHPEAK**	**10,357**	**1,919**	**1,819**	**Nov-19**	Flowing Back		★
WCA	20	**OLDHAM TRUST 3871WA**	**HIGHPEAK**	**10,482**	**2,160**	**2,473**	**Jun-18**	**1,036**	**1,181**	★
WCA	21	**OLDHAM TRUST 4051WA**	**HIGHPEAK**	**10,426**	**2,167**	**2,298**	**Oct-17**	**1,222**	**928**	★
WCA	22	**MORGAN-NEAL 2 39-26 1WA**	**HIGHPEAK**	**10,483**	**2,076**	**2,153**	**Mar-19**	**916**	**918**	★
WCA	23	**MORGAN-NEAL 2 39-26 2WA**	**HIGHPEAK**	**10,483**	**2,055**	**2,219**	**Mar-19**	**910**	**759**	★
WCA	24	**MORGAN-NEAL 39-26 3WA**	**HIGHPEAK**	**10,482**	**2,053**	**2,370**	**Apr-19**	**1,060**	**933**	★
WCA	25	**CHEVRON 3-38 WC UNIT 1H**	**HIGHPEAK**	**9,763**	**2,069**	**2,188**	**Jul-18**	**889**	**699**	★
WCA	26	VENKMAN 26-35 B 1WA	SM	7,699	1,935	2,633	Dec-16	1,985	1,162	★
WCA	27	VIPER 14-09 1WA	SM	10,422	1,960	2,593	Apr-17	1,262	1,280	★
WCA	28	BIG DADDY A 1844WA	SM	9,331	1,887	2,470	Feb-18	1,450	1,379	★
WCA	29	CONROE 15-22 UNIT 1WA	HANNATHON	7,778	2,734	2,453	Dec-17	1,333	959	★
WCA	30	FEZZIK A 2443WA	SM	10,307	1,890	2,510	Jan-18	1,894	1,456	★
WCA	31	FEZZIK A 2444WA	SM	10,330	1,890	2,504	Jan-18	1,684	1,570	★
WCA	32	SHIELDS UNIT 3106WA	OXY	9,951	NA	NA	Nov-17	985	1,418	
WCA	33	WILLIE SCOTT A 0844WA	SM	14,978	1,867	2,262	Oct-18	1,183	586	
WCA	34	CLARK UNIT A 24-13 4AH	SURGE	7,081	2,064	1,906	Aug-17	1,644	1,267	
WCA	35	GARRETT REED UT 37-48 1AH	CALLON	6,967	1,654	2,075	Nov-17	1,630	941	
WCA	36	KRAMER A 4841WA	SM	10,384	1,869	2,545	Apr-18	1,567	1,047	
WCA	37	COUGAR A 0343WA	SM	12,973	1,876	2,488	May-18	1,016	1,102	★
WCA	38	PHILLIPS 5A 1HK	ENCANA	9,366	2,585	2,372	Aug-17	1,775	846	
WCA	39	EL GUAPO 2-47 A 5WA	SM	6,508	1,654	1,739	Apr-16	933	823	★
WCA	40	MAVERICK 1WA	SM	10,418	2,511	3,204	Sep-17	2,223	1,056	
WCA	41	RYDER UNIT A 2H	CALLON	7,671	1,224	1,321	Apr-15	2,249	1,138	
WCA	42	RADMILA 2H	CROCKETT	10,153	2,247	2,243	Aug-19	785	884	★
WCA	43	GRIFFIN 46 1H	CROCKETT	9,710	2,459	2,266	Aug-19	671	735	★
WCB	44	BRKN ARROW 55-54 H 4W	BAYSWATER	8,412	2,143	3,159	Oct-18	1,143	756	★
WCB	45	MUSGROVE MILLER 0904 2HM	APACHE	9,787	1,620	2,017	Jul-18	1,329	642	★
WCB	46	MAVERICK 1WB	SM	10,412	1,871	2,506	Sep-17	1,617	1,084	
WCB	47	TACKLEBERRY 43-42 A 2WB	SM	7,885	1,727	2,119	Nov-16	2,099	1,061	
WCB	48	GUITAR GALUSHA 4AA	COQUEST	7,689	1,795	1,866	Apr-18	1,488	901	
WCB	49	SUNDOWN 4566WB	SM	10,336	1,989	2,784	Oct-17	1,389	816	★
WCB	50	MUHLY B 1612 3AA	COQUEST	7,623	1,742	1,757	Oct-17	785	905	



Key Offset Well
HighPeak Acreage
Middle Spraberry
Jo Mill
Lower Spraberry
Wolfcamp A
Wolfcamp B
Wolfcamp C
Wolfcamp D
Permits
Morgan Neal Pad

	HighPeak Operated Pad Name	Number of Wells	LL (ft)	Wells Per Bench	Status
A	CHEVRON 3-56 UNIT B	2	10,000	1 WCA / 1 LSBY	Drilling
B	OLDHAM TRUST 38-27 C UNIT	4	10,500	2 WCA / 2 LSBY	Drilling
C	ODANIEL 28-37 A UNIT	2	10,000	2 WCA	Drilling
D	ODANIEL 46-30 B UNIT	2	12,500	1 WCA / 1 LSBY	Frac'ing
D	ODANIEL 3-10 A UNIT	1	10,000	1 WCA	Frac'ing
E	ROBINSON UNIT	2	10,000	1 WCA / 1 LSBY	Frac'ing
F	WRIGHT UNIT	7	7,500	4 WCA / 3 LSBY	Flowing Back

(1) Peak rate & EUR are normalized to 10,000' completed lateral length.

(2) Estimates for HighPeak EURs are from Cawley Gillespie MY19 report. Effective Aug. 1,2019. Estimates for other wells are internal estimates.

Substantial Resource Potential in Upside Targets

Key Points

- While HighPeak will focus development on the Wolfcamp A and Lower Spraberry, evolution in targeting and completions has drastically unlocked the potential of additional targets
- Many of these targets have transitioned from delineation phase into development phase for an increasing number of operators in Howard County
- Results supporting these targets are competitive with the historically developed Wolfcamp A and Lower Spraberry wells
- Wolfcamp B has been successfully developed in the western part of Howard County and continues to move east over the HighPeak position where there is significant OOIP and high quality targets
- Select operators are co-developing the Middle Spraberry, Jo Mill, and Dean with their Wolfcamp A and Lower Spraberry pads (ex. Birch's Mike the Tiger and Aggie the Bulldog, SM)
- Wolfcamp D resurgence in Midland and Glasscock Counties has led to a revitalization in Howard County with CrownQuest, Bayswater and Hannathon drilling recent appraisal wells
- Wolfcamp C Hutto has been a prolific vertically produced zone and represents a significant underexplored resource that has yet to be tested horizontally



Borden
Howard
Wolfcamp C
Hutto Potential
Legend
HighPeak Acreage
Middle Spraberry
Jo Mill
Dean
Wolfcamp B
Wolfcamp D

Extensive Access to Well Data

Key Points

- Active drilling programs on HighPeak acreage has provided an extensive well data set
  - Access to daily production
  - Access to drilling & completion designs
  - Access to well costs

HighPeak Wells by Bench			
Bench	Operated [(1)]	Non-Op	Total
Lower Spraberry	12	13	25
Wolfcamp A	21	42	63
Wolfcamp B	-	7	7
Other	-	2	2
Total	33	64	97


Legend
HighPeak Acreage
Middle Spraberry
Lower Spraberry
Wolfcamp A
Wolfcamp B
Wolfcamp D

(1) Includes 11 operated wells in progress expected to be producing by 12/31/19.

Financial Projections – Alternative Case

Assumes $50.00 / Bbl (oil) & $2.50 / MMBtu (gas)

HIGHPEAK ENERGY

Key Points

- Commodity Prices:
  - Crude Oil: $50.00 / Bbl
  - Natural Gas: $2.50 / MMBtu
  - NGLs: 36% of WTI
- Development Pace & Methodology:
  - Assumes 3 operated rigs in Q4 2019, ramping to 4 rigs in Q1 2020, and 5 rigs in Q1 2021+
  - Assumes initial program focused on capital-efficient development of the WCA and LSBY
- Assumes drilling, completion and facilities costs of $7.5 MM for a 10,000' well
- Forecast includes impact of recent acquisition of Grenadier, with an effective date of June 1, 2019
- Assumes $20 million of G&A in 2020+
- Business plan turns free cash flow positive in Q3 2021

HighPeak Financial Projections

	2020	2021	2022
Average Rigs, Operated	4	5	5
Benchmark Price ($ / Bbl)	$ 50.00	$ 50.00	$ 50.00
Benchmark Price ($ / MMBtu)	$ 2.50	$ 2.50	$ 2.50
Net Production, Crude Oil (MMBbl)	9.3	19.4	25.0
Net Production, Natural Gas (Bcf)	5.0	12.0	17.6
Net Production, Natural Gas Liquids (MMBbl)	1.1	2.7	4.0
Net Production, Total (MMBoe)	11.3	24.1	31.9
Average Rate (MBoe/d)	***30.7***	***66.0***	***87.5***
Annual Growth Rate (%)	***-***	***115%***	***33%***
Revenue, Crude Oil	$ 450	$ 940	$ 1,214
Revenue, Natural Gas	5	16	25
Revenue, Natural Gas Liquids	21	49	72
Revenue, Total	**$ 475**	**$ 1,005**	**$ 1,311**
Operating Expenses, LOE	$ 38	$ 72	$ 102
Operating Expenses, Production Taxes	34	72	94
Operating Expenses, General & Administrative	20	20	20
Operating Expenses, Total	**$ 92**	**$ 164**	**$ 217**
EBITDA	**$ 383**	**$ 841**	**$ 1,094**
LQA EBITDA (Q4)	***$ 593***	***$ 988***	***$ 1,144***
Capital Expenditures, D&C	$ 726	$ 864	$ 821
Capital Expenditures, Infrastructure	34	31	24
Capital Expenditures, Total	**$ 760**	**$ 895**	**$ 845**
Unlevered Free Cash Flow	**$ (377)**	**$ (54)**	**$ 249**
Cumulative Free Cash Flow	$ (377)	$ (432)	$ (182)

Financial Projections – Alternative Case

Assumes $60.00 / Bbl (oil) & $2.50 / MMBtu (gas)

HIGHPEAK ENERGY

Key Points

- Commodity Prices:
  - Crude Oil: $60.00 / Bbl
  - Natural Gas: $2.50 / MMBtu
  - NGLs: 36% of WTI
- Development Pace & Methodology:
  - Assumes 3 operated rigs in Q4 2019, ramping to 4 rigs in Q1 2020, and 5 rigs in Q1 2021+
  - Assumes initial program focused on capital-efficient development of the WCA and LSBY
- Assumes drilling, completion and facilities costs of $7.5 MM for a 10,000' well
- Forecast includes impact of recent acquisition of Grenadier, with an effective date of June 1, 2019
- Assumes $20 million of G&A in 2020+
- Business plan turns free cash flow positive in Q2 2021

HighPeak Financial Projections

	2020	2021	2022
Average Rigs, Operated	4	5	5
Benchmark Price ($ / Bbl)	$ 60.00	$ 60.00	$ 60.00
Benchmark Price ($ / MMBtu)	$ 2.50	$ 2.50	$ 2.50
Net Production, Crude Oil (MMBbl)	9.3	19.4	25.0
Net Production, Natural Gas (Bcf)	5.0	12.0	17.6
Net Production, Natural Gas Liquids (MMBbl)	1.1	2.7	4.0
Net Production, Total (MMBoe)	11.3	24.1	31.9
Average Rate (MBoe/d)	***30.7***	***66.0***	***87.5***
Annual Growth Rate (%)	***-***	***115%***	***33%***
Revenue, Crude Oil	$ 543	$ 1,134	$ 1,464
Revenue, Natural Gas	5	16	25
Revenue, Natural Gas Liquids	25	59	86
Revenue, Total	**$ 572**	**$ 1,209**	**$ 1,575**
Operating Expenses, LOE	$ 38	$ 72	$ 102
Operating Expenses, Production Taxes	41	87	113
Operating Expenses, General & Administrative	20	20	20
Operating Expenses, Total	**$ 99**	**$ 179**	**$ 235**
EBITDA	**$ 473**	**$ 1,030**	**$ 1,340**
LQA EBITDA (Q4)	***$ 727***	***$ 1,209***	***$ 1,402***
Capital Expenditures, D&C	$ 726	$ 864	$ 821
Capital Expenditures, Infrastructure	34	31	24
Capital Expenditures, Total	**$ 760**	**$ 895**	**$ 845**
Unlevered Free Cash Flow	**$ (287)**	**$ 135**	**$ 495**
Cumulative Free Cash Flow	$ (287)	$ (153)	$ 343

CGA Mid-Year 2019 Proved Reserves [1]

CGA Mid-Year 2019 Proved Reserves [1]

Reserve Category	Net Proved Reserves Oil (MMBbl)	Gas (Bcf)	NGL (MMBbl)	Total (MMBoe)	% of Total	% Liquids	PV-10 ($MM)
Proved Developed Producing (PDP)	10	8	2	13	19%	90%	$ 234
Proved Developed Non-Producing (PDNP)	1	1	0	2	2%	91%	33
Total Proved Developed Reserves	**11**	**9**	**2**	**15**	**21%**	**90%**	**$ 268**
Proved Undeveloped (PUD)	42	33	7	55	79%	90%	463
Total Proved Reserves	**53**	**42**	**9**	**70**	**100%**	**90%**	**$ 731**

Net Reserves by Commodity



14%
10%
~70
MMBoe
76%
Oil
Gas
NGLs

Net Reserves by Category



19%
2%
~70
MMBoe
79%
PDP
PDNP
PUD

PV-10 by Category



32%
~$731M
illion
5%
63%
PDP
PDNP
PUD

(1) Reserves per HighPeak's mid year 2019 third party reserve report prepared by Cawley Gillespie & Associates ("CGA"); Assumes effective date of August 1, 2019; Assumes SEC pricing of $60.14 / Bbl (crude oil) and $2.973 / MMBtu (natural gas).